Exhibit 10.2

AMENDMENT AGREEMENT NO. 1

THIS AMENDMENT AGREEMENT NO. 1 (this “Amendment”), dated as of April 16, 2015, is made among NanoString Technologies, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTORS” (each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”) and the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of April 1, 2014 (as further amended, amended and restated, modified or supplemented from time to time, the “Term Loan Agreement”).

The Obligors have proposed the amendments to the Term Loan Agreement as set forth below, and the Lenders have agreed to such amendments, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Term Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Term Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Term Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments.

(a) In reliance upon the representations and warranties of each Obligor set forth in this Amendment, the Term Loan Agreement shall be amended as follows, effective as of the date hereof:

(i) The following definition in Section 1.01 of the Term Loan Agreement shall be amended and restated in its entirety as follows:

“Commitment Period” means the period from and including the Closing Date and through and including November 30, 2015.”

(ii) Section 6.03(b) of the Term Loan Agreement shall be amended and restated in its entirety as follows:

“(b) Borrowing Date. Such optional Borrowing shall occur on or prior to November 30, 2015.”

SECTION 3 Representations and Warranties; Reaffirmation. To induce the Lenders to enter into this Amendment, each Obligor hereby represents and warrants to each Lender on the date hereof as follows:

(a) This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents to which it is a party remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, such Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands the Amendment.

(c) On the date hereof, after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 4 Miscellaneous.

(i) Term Loan Agreement Otherwise Not Affected; No Waiver. Except as expressly contemplated hereby, the Term Loan Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Term Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents. All references in the respective Loan Documents to the Term Loan Agreement shall be deemed to be references to the Term Loan Agreement as amended hereby.

(b) No Reliance. Each Obligor hereby acknowledges and confirms to the Lenders that such Obligor is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(c) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Borrower, each Subsidiary Guarantor, each Lender and their respective successors and assigns.

(d) Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

(e) Complete Agreement; Amendments. This Amendment and the other Loan Documents contain the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 12.04 of the Term Loan Agreement.

(f) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

(g) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(h) Interpretation. This Amendment is the result of negotiations between and has been reviewed by counsel to the Lenders, the Obligors and other parties, and is the product of all parties hereto. Accordingly, this Amendment shall not be construed against any of the Lenders merely because of such Lender’s involvement in the preparation thereof.

(i) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect. This Amendment shall be deemed a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

NANOSTRING TECHNOLOGIES, INC.

By /s/ James A. Johnson
Name: James A. Johnson
Title: Chief Financial Officer

Address for Notices:
530 Fairview Avenue, N.
Suite 2000
Seattle, WA 98109
Attn: General Counsel
Tel.: 206-378-6266
Fax: 206-378-6288
Email: ksmith@nanostring.com

SUBSIDIARY GUARANTORS

NANOSTRING TECHNOLOGIES INTERNATIONAL, INC.

By /s/ James A. Johnson
Name: James A. Johnson
Title: Treasurer

Address for Notices:
530 Fairview Avenue, N.
Suite 2000
Seattle, WA 98109
Attn: General Counsel
Tel.: 206-378-6266
Fax: 206-378-6288
Email: ksmith@nanostring.com

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LENDERS

CAPITAL ROYALTY PARTNERS II L.P.
By: CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner
By: CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner

By: /s/ Nathan Hukill
Name: Nathan Hukill
Title: President & Chairman of the Investment Committee

PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P.
By: PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP L.P., its General Partner
By: PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP LLC, its General Partner

By: /s/ Nathan Hukill
Name: Nathan Hukill
Title: President & Chairman of the Investment Committee

CAPITAL ROYALTY PARTNERS II (CAYMAN) L.P.
By: CAPITAL ROYALTY PARTNERS II (CAYMAN) GP, L.P., its General Partner
By: CAPITAL ROYALTY PARTNERS II (CAYMAN) GP, LLC, its General Partner

By: /s/ Nathan Hukill
Name: Nathan Hukill
Title: President & Chairman of the Investment Committee

WITNESS:

By: /s/ Nicole Nesson
Name: Nicole Nesson

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CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “B” (CAYMAN) L.P.
By: CAPITAL ROYALTY PARTNERS II (CAYMAN) GP, L.P., its General Partner
By: CAPITAL ROYALTY PARTNERS II GP, LLC, its General Partner

By: /s/ Nathan Hukill
Name: Nathan Hukill
Title: President & Chairman of the Investment Committee

WITNESS:
By: /s/ Nicole Nesson
Name: Nicole Nesson

Address for Notices for All Lenders:

1000 Main Street, Suite 2500

Houston, TX 77002

Attn:  General Counsel

Tel.:   713.209.7350

Fax:   713.209.7351

Email: adorenbaum@crglp.com

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